EXHIBIT 10.10(A)

                                                                       1998 Plan
                                                                       Executive
                                                                       ---------
                                                (reload, transferable, immediate
                                                     vesting, deferred delivery)


                         NORTH FORK BANCORPORATION, INC.
                         -------------------------------
                       NONQUALIFIED STOCK OPTION AGREEMENT

Date of Option Grant: _______  Number of Shares to Which Option Relates: _______

                       OPTION PRICE PER SHARE: $_________
       (Representing ___ Percent of the Market Price on the Date of Grant)

     AGREEMENT, dated the Date of Option Grant set forth above, between North Fork Bancorporation, Inc., a Delaware corporation (the "Company"), and _________ ("Optionee").

     WHEREAS, Optionee is a valued and trusted key employee of the Company or one of its subsidiaries; and

     WHEREAS, the Company, pursuant to and in accordance with its 1998 Stock Compensation Plan (the "Plan"), has elected to grant to Optionee an option to buy shares of the common stock, par value $2.50 per share, of the Company ("Common Stock"), with the expectation that Optionee thereby may be induced to acquire and maintain an ownership interest in the Common Stock and to work for the success of the Company and its subsidiaries;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants contained herein, the parties hereto hereby agree as follows:

     1. GRANT OF OPTION. As of the Date of Option Grant identified above, the Company grants to Optionee, subject to the conditions set forth herein and in the Plan, the right, privilege, and option (the "Option") to purchase that number of shares of Common Stock identified above opposite the heading "Number of Shares to Which Option Relates" (the "Shares"), at the per share price specified above opposite the heading "Option Price Per Share," ex dividend.

     2. VESTING (EXERCISABILITY) OF OPTION; TERM OF OPTION. The Option shall vest on the earliest date permitted under the terms of the Plan and applicable law, such being the Date of Option Grant as indicated above (the "Vesting Date"). On and after the Vesting Date and until the tenth anniversary of the Date of Option Grant (such period, the "Option Period"), the Option will be and remain exercisable, in whole or in part, subject to Section 4 hereof, "Conditions to Exercise," and to possible early termination of the Option under
Section 3, below.

     3. EFFECT OF TERMINATION OF EMPLOYMENT, DEATH OR DISABILITY OF OPTIONEE. In the event that Optionee's employment with the Company and its subsidiaries terminates prior to full exercise of the Option and expiration of the Option Period, Optionee may exercise the Option at any time prior to or on, but not after, the date that is ninety (90) days after the date of termination of employment or the last day of the Option Period, whichever comes first; provided, however, (i) if Optionee's employment is terminated due to Optionee's Disability (as defined below), Optionee may exercise the Option at any time prior to or on, but not after, the date that is one year after the date of termination of employment or the last day of the Option Period, whichever comes first, (ii) if Optionee's employment is terminated due to the death of Optionee, the Option may be exercised by the legal representative(s) or beneficiary(-ies) of Optionee at any time prior to or on, but not after, the last day of the Option Period, and (iii) if Optionee's employment is Terminated for Cause (as defined below), the Option will cease to be exercisable and will terminate, effective as of the date of termination of employment. For purposes of this Agreement, leaves of absence granted by the Company for reasons including, but not limited to, military service or illness and transfers of employment between the Company and any of its subsidiaries shall not constitute termination of employment.

     "Disability" means permanent and total disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended and in effect from time to time (the "Code"), as determined by the Committee in good faith, upon receipt of and in reliance on sufficient competent medical advice.

     "Terminated for Cause" means, (a) for any Optionee serving under an employment agreement containing a provision for termination of employment for "cause," termination of the employment of Optionee for "cause" pursuant to such provision, and (b) for any other Optionee, termination of the employment of Optionee by a two-thirds vote of the entire Board of Directors of the Company or the subsidiary of the Company employing such Optionee expressly for one or both of the following "causes," as evidenced in a certified resolution of such Board:
(1) any willful misconduct by Optionee which is materially injurious to the Company or the subsidiary, monetarily or otherwise, or (2) conviction of Optionee with no further possibility of appeal of a felony under applicable state or federal banking or financial institution laws, or the agreement of Optionee to plead guilty to any such felony.

     4. CONDITIONS TO EXERCISE OF OPTION. The Option may not be exercised unless, as of the Exercise Date (as defined in Section 5(b), below), each of the following conditions is met:

          (i) The Option has not terminated pursuant to Section 3;

          (ii) The underlying Shares as to which the Option is then sought to be exercised are the subject of an effective registration statement under the Securities Act of 1933, as amended, and are registered under applicable state securities laws, or may then be issued to Optionee exempt from such federal or state registration;

          (iii) Payment in full of the exercise price for that number of Shares as to which the Option is being exercised has been received by the Company in accordance with Section 5(c), below; and

          (iv) All other actions required to be taken by the Company and the Exercising Person (as defined in Section 5(a), below) prior to such exercise of the Option in accordance with the Plan and this Agreement shall have been taken.

     5. METHOD OF EXERCISE OF OPTION.

     (a) If Optionee or any person authorized to exercise the Option on Optionee's behalf or in the event of Optionee's death (the "Exercising Person") elects to exercise the Option, in whole or in part, such Exercising Person shall deliver to the Secretary of the Company at the Company's principal place of business a written notice of election to exercise the Option, identifying that number of whole Shares as to which exercise is then being sought, which number may not exceed the number of Shares as to which the Option may then be exercised in light of any and all prior partial exercises of the Option. If the Exercising Person is not Optionee, the notice also shall identify the nature of the Exercising Person's authority to exercise the Option. In all cases, such written notice of election must be accompanied by surrender of the original of this Agreement.

     (b) In the event of such election, the effective date of the exercise (the "Exercise Date") shall be a date designated by the Secretary of the Company that is not later than the third business day after the day the Secretary receives the written notice, unless all required conditions to exercise as set forth in
Section 4 have not been satisfied as of the close of business on such third day, in which event the Exercise Date shall be the first subsequent business day on which all such conditions are satisfied. If postponement of exercise beyond such third business day becomes necessary, the Secretary shall give the Exercising Person reasonable advance notice of such postponement. At any time prior to the Exercise Date, the Exercising Person may revoke the election to exercise by subsequent notice to the Secretary, such revocation to become effective upon receipt of such subsequent notice.

     (c) Payment of the exercise price for that number of Shares as to which the Option is being exercised shall be made to the Secretary of the Company. Payment shall be in cash or, if authorized by the committee of the Board of Directors of the Company that administers the Plan (the "Committee"), may be made at the discretion of the Exercising Person in whole or in part by surrender to the Company of shares of Common Stock owned by Optionee and acceptable to the Committee (a "Stock-for-Stock Exercise"). Any shares surrendered in payment of the exercise price in a Stock-for-Stock Exercise ("Payment Shares") shall be valued at the fair market value thereof, (determined as provided in the Plan) on the Exercise Date. In a Stock-for-Stock Exercise, in lieu of actually surrendering to the Company a certain number of Payment Shares, the Exercising Person may elect to submit to the Company a statement affirming ownership by Optionee of such number of shares and request that such shares, although not actually surrendered, be deemed to have been surrendered by the Exercising Person to the Company in payment of the exercise price (any such payment, a "Deemed Payment").

     (d) Subject to Section 5(e) below, on the Exercise Date, the Company shall deliver to the Exercising Person or the designee of the Exercising Person as of the Exercise Date the number of Shares as to which the Option has thus been exercised, provided that, if the Exercising Party has elected in connection with a Stock-for-Stock Exercise to make a Deemed Payment, the Company will deduct from the number of Shares thus deliverable by it on the Exercise Date the number of shares deemed surrendered but not actually surrendered by the Exercising Person and deliver only the remaining number of Shares (the "Spread Shares"). If, on the Exercise Date, any Shares remain as to which the Option is not being exercised, the Company, simultaneously with delivery of the appropriate number of Shares, shall return to the Exercising Person the original of this Agreement, with appropriate notations as to the partial exercise of the Option. To the extent that exercise of the Option obligates the Company to pay withholding taxes on behalf of Optionee, the Company will pay the minimum amount of such withholding taxes then due and either (i) withhold such amount from Optionee's wages or other compensatory payments due to Optionee, or (ii) if the Company so elects, deduct from the number of Shares otherwise then deliverable by it a number of Shares having a fair market value on the Exercise Date, as determined by the Committee, equal to the amount of such withholding tax payment, in which event Optionee shall have no further rights with respect to such nondelivered Shares, provided that, if the Exercising Person at the time of exercise delivers funds to the Company for payment of such withholding taxes, the Company will first apply such funds to the payment of such taxes.

     (e) With the consent of the Committee and subject to such procedures as may be established from time to time by the Committee, Optionee, by written notice given to the Company an appropriate period of time prior to the Exercise Date, in connection with a Stock-for-Stock Exercise of the Option, may elect to defer until some date after the Exercise Date the delivery by the Company of some or all of the Spread Shares otherwise deliverable by the Company as of the Exercise Date under Section 5(d), above (a "Deferred Delivery"). Notice of any such Deferred Delivery shall be on such form as may be specified by the Committee, which form, in addition to any other appropriate information or statements, shall require Optionee to identify the number of Spread Shares as to which delivery is to be deferred (the "Deferred Shares") and the date or dates upon which Optionee wishes delivery of the Deferred Shares to be made (the "Deferred Delivery Date"), and to agree to abide by all procedures then or thereafter established by the Committee for a Deferred Delivery. In the event of a Deferred Delivery, on the Exercise Date the Company shall give to Optionee, in lieu of the Deferred Shares, a promise to deliver the Deferred Shares on the Deferred Delivery Date selected by Optionee, together with such other documentation as the Committee may deem appropriate. Until the Deferred Delivery Date and delivery by the Company to Optionee of the Deferred Shares, Optionee shall not be treated as the owner of the Deferred Shares, shall not have any rights as a stockholder as to the Deferred Shares, and shall have only a contractual right to receive the Deferred Shares, unsecured by any assets of the Company or its subsidiaries.

     (f) Nothing in this Section 5 shall preclude exercise of this Option by means of a so-called "brokered exercise" involving payment of the exercise price of the Shares as to which the Option is being exercised by a broker, dealer or other agent acting on behalf of Optionee, utilizing proceeds from the sale on behalf of Optionee of a number of shares of Common Stock equal to or less than the full number of Shares deliverable by the Company upon such exercise, provided the Company has approved exercise of the Option by such method.

     6. TRANSFERABILITY OF OPTION. At any time from and after the Date of Grant and prior to full exercise of the Option or expiration of the Option Period, Optionee may transfer any portion of the Option that is then exercisable, for no consideration, to or for the benefit of one or more members of Optionee's Immediate Family (as defined below), including, without limitation, to a trust for the benefit of one or more members of Optionee's Immediate Family or to a partnership of and among members of Optionee's Immediate Family, in which event the transferee or transferees of such portion shall possess all rights of Optionee under this Agreement with respect to such portion and shall remain subject to all the terms and conditions applicable thereto, including those terms and conditions pursuant to which the exercisability of the Option is related to the continuing employment of Optionee (not the transferee or transferees) by the Company or its subsidiaries as specified in Section 3 above. The Committee may specify from time to time the procedures applicable to any such transfer and certain limitations relating thereto as may be practical or are necessary to protect the Company's interests, including limitations on the minimum size of the Option interest (expressed as a number of Shares) that may be transferred in any one transaction, the maximum number of transfers per year, and requirements that in connection with any such transfer or transfers Optionee retain ownership of an appropriate interest in the Option and the right to acquire the Shares subject thereto for the purpose of utilizing such Shares, if necessary, for payment of applicable withholding taxes upon exercise of the portion or portions of the Option thus transferred. For purposes of this Section 6, "Optionee's Immediate Family" means Optionee's parents, spouse, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren.

     If a transferee of the Option elects to exercise the Option by way of a Stock-for-Stock Exercise, Optionee, if still employed by the Company or a subsidiary thereof on the Exercise Date, may request that the Committee award to the Optionee (not to the exercising transferee) as of the Exercise Date of the underlying Option, a Reload Option as defined in and in accordance with the terms and conditions set forth in Section 10 hereof. If the Optionee submits such a request, the Committee, in its sole discretion, shall determine whether or not to grant a Reload Option to the Optionee, but such decision (and if the Committee elects to grant such a Reload Option, the grant thereof) shall have no impact on the rights and obligations of the transferee exercising the underlying transferred Option pursuant to this Section 6.

     Except for those transfers specifically permitted in accordance with the foregoing paragraph, the Option shall be non-transferable except in the event of Optionee's death, as provided in Section 3 above, and during Optionee's lifetime shall be exercisable only by Optionee.

     7. STOCKHOLDER RIGHTS. Optionee shall have no rights as a stockholder with respect to any of the Shares until the Option shall have been exercised with respect to such Shares and such Shares have been issued in the name of Optionee.

     8. DESIGNATION OF BENEFICIARY. Optionee may designate a person or persons to receive the Option in the event of the death of Optionee. Such designation must be made either in the space indicated at the end of this Agreement or upon forms supplied by and delivered to the Company and may be revoked in writing. If Optionee fails effectively to designate a beneficiary, the estate of Optionee will be deemed to be the beneficiary of Optionee with respect to the Option.

     9. ADJUSTMENTS. In the event of any change in the outstanding shares of Common Stock after the Date of Option Grant, by reason of any stock dividend or stock split, recapitalization, merger, sale, consolidation, spinoff, reorganization, combination, issuance of stock rights or warrants, exchange of shares, or other similar corporate change, an appropriate adjustment will be made by the Committee to the number of Shares to which the Option theretofore related and the exercise price per Share under the Option, consistent with equitable considerations; provided, however, that if the Company shall issue additional shares of Common Stock or other securities for consideration, no such adjustment shall be made. No such adjustment may materially change the value of benefits available to Optionee as a result of the prior grant of the Option.

     10. RELOAD OPTION. In the event that the holder of the Option intends to exercise the Option, in whole or in part, in a Stock-for-Stock Exercise, Optionee may request, prior to such exercise, that the Committee award Optionee a Reload Option, as defined below, upon such exercise, and the Committee, in its sole discretion, will determine whether or not to do so. If the Committee determines to comply with Optionee's request, then upon such Stock-for-Stock Exercise, the Company shall deliver to Optionee, a new option (a "Reload Option") to purchase a number of shares of Common Stock equal to (i) the number of Payment Shares surrendered or deemed surrendered by the holder of the Option upon exercise of the Option, plus (ii) the additional number of shares of Common Stock, if any, then withheld by the Company from the Shares otherwise deliverable to the holder of the Option as payment of any applicable withholding taxes upon such exercise. The date of grant of the Reload Option shall be the Exercise Date of the underlying Option and the exercise price per share of the Reload Option shall be the fair market value (determined as provided in the Plan) of the Common Stock on such Exercise Date. The Reload Option shall be fully exercisable immediately upon grant, and shall continue to be exercisable during the period, but only during the period, that the underlying Option remains exercisable or would have remained exercisable absent full exercise thereof, in accordance with Sections 2 and 3 hereof. Optionee may elect, by notice to the Company prior to the Exercise Date of the underlying Option, to have the Reload Option be an "incentive stock option" within the meaning of
Section 422 of the Code (subject to the availability of incentive stock options under the Company's compensatory stock option plans then in effect and limitations on the maximum number of incentive stock options first becoming exercisable in any year that may be granted to any one individual under the
Code). To the extent Optionee does not elect "incentive stock option" treatment, the Reload Option shall be a so-called "nonqualified stock option," that is, an option that is not an "incentive stock option" under Section 422 of the Code. Any Reload Option granted to Optionee shall be the subject of a separate Option Agreement between Optionee and the Company.

     11. EFFECT ON EMPLOYMENT. The grant of the Option provided for herein shall not confer upon Optionee any right to continue in the employment of the Company or its subsidiaries or to continue to perform services therefor and shall not in any way interfere with any right of the Company or its subsidiaries to terminate the services of Optionee as an employee or officer at any time.

     12. APPLICABLE LAW. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware.

     13. EFFECT OF THE PLAN. Optionee acknowledges that in the event of any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan will control.

     14. NONQUALIFIED STOCK OPTION. This Option is not intended to be, and will not be treated as, an "incentive stock option" within the meaning of Section 422 of the Code.

     IN WITNESS WHEREOF, the parties hereto have, personally or by a duly authorized representative, executed this Agreement as of the Date of Option Grant first above written.

                                        NORTH FORK BANCORPORATION, INC.

                                        By:
                                           ----------------------------------
                                                  (Authorized Officer)

                                        ("OPTIONEE")


                                        -------------------------------------
                                                  (Optionee)


DESIGNATION OF BENEFICIARY

---------------------------------------
      (Relationship to Optionee)


                                        --------------------------------------
                                                  (Name of Beneficiary)

                                        --------------------------------------
                                                  (Street Address)

                                        --------------------------------------
                                                  (City, State, Zip Code)

                                        --------------------------------------
                                                  (Social Security Number)